UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

CIIG CAPITAL PARTNERS II, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40802	86-1477978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 29th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 796-4796

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name on each exchange on which is registered:
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	CIIGU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	CIIG	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CIIGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 15, 2023, CIIG Capital Partners II, Inc. a Delaware corporation (“CIIG II” or the “Company”) issued unsecured convertible promissory notes (the “Extension Notes”) in the principal aggregate amount of $479,166.67 to affiliates of entities managed by an anchor investor (each a “lender”) in connection with the extension of the date by which the Company has to consummate a business combination from March 17, 2023 to September 17, 2023 (the “Extension”). On March 17, 2023, the Company issued an Extension Note in the principal amount of $2,395,833.33 to the Company’s sponsor, CIIG Management II LLC, a Delaware limited liability company (the “Sponsor” and a “lender”) in connection with the Extension.

The Extension Notes do not bear any interest, and the loans under the Extension Notes may be converted into private placement warrants (the “Extension Loan Warrants”) at a price of $1.00 per warrant, at the option of the lenders, with such Extension Loan Warrants having identical terms as the private placement warrants issued in connection with the private placement that was consummated in connection with the Company’s initial public offering (“IPO”). The Company issued the Extension Notes in consideration for loans from the lenders to fund the amount that the Company agreed to deposit into the Company’s trust account established in connection with its IPO (the “Trust Account”).

Unless converted at the option of the lenders into Extension Loan Warrants, the Company must repay the outstanding principal amount of the Extension Notes on the earlier of: (i) the date on which the initial business combination is consummated or (ii) the effective date that the Company is wound up. The Company may repay the principal amount of the Extension Notes out of the proceeds of the Trust Account, if any, released to the Company.

The foregoing description of the Extension Notes is qualified in its entirety by reference to the form of Extension Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01.	Other Events.

On March 14, 2023, the Company issued a press release announcing that its Sponsor notified the Company of the Sponsor’s intention to deposit an aggregate of $2,875,000 into the Company’s trust account, representing $0.10 per public share, on or prior to March 17, 2023 (the “Deposit”). The Deposit is required to extend the period of time the Company has to consummate an initial business combination (the “Business Combination”) by a period of six months from March 17, 2023, the current deadline, to September 17, 2023. The Extension is permitted under the Company’s governing documents. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 17, 2023, the Company issued a press release announcing that the Company timely deposited an additional $2,875,000 (the “Extension Payment”) into the Company’s trust account for its public stockholders. This deposit enables the Company to extend the date by which the Company has to complete a Business Combination from March 17, 2023 to September 17, 2023. The Extension complies with the Amended and Restated Sponsor Agreement and the definitive Merger Agreement, both dated November 22, 2022. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On March 20, 2023, the Company issued a press release announcing that the U.S. Securities and Exchange Commission (“SEC”) has declared effective the registration statement on Form F-4 (File No. 333-268857) of Zapp Electric Vehicles Group Limited (“Pubco”), which includes a definitive proxy statement/prospectus in connection with CIIG

II’s special meeting of stockholders (the “Special Meeting”) to consider the previously announced proposed Business Combination with Zapp Electric Vehicles Limited (“Zapp”). Additionally, CIIG II announced that it has set a record date of February 13, 2023 and a meeting date of April 12, 2023 for its Special Meeting. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed Business Combination between Zapp, CIIG II and Pubco, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the anticipated growth in the industry in which Zapp operates and anticipated growth in demand for Zapp’s products, projections of Zapp’s future financial results and possible growth opportunities for Zapp. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “budget,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CIIG II’s securities, (ii) the risk that the transaction may not be completed by CIIG II’s business combination deadline, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of CIIG II, (iv) the risk that CIIG II may not have sufficient funds to consummate the Business Combination, (v) the lack of a third party valuation in determining whether or not to pursue the proposed Business Combination, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vii) the effect of the announcement or pendency of the transaction on Zapp’s business relationships, performance, and business generally, (viii) risks that the proposed Business Combination disrupts current plans of Zapp or diverts management’s attention from Zapp’s ongoing business operations and potential difficulties in Zapp’s employee retention as a result of the proposed Business Combination, (ix) the outcome of any legal proceedings that may be instituted against Zapp, Pubco, CIIG II or their respective directors or officers related to the proposed Business Combination, (x) the ability of Pubco, CIIG II or a successor thereto to maintain the listing of its securities on The Nasdaq Stock Market LLC, (xi) volatility in the price of the securities of Pubco, CIIG II or a successor thereto due to a variety of factors, including changes in the competitive and highly regulated industries in which Zapp plans to operate, variations in performance across competitors, changes in laws and regulations affecting Zapp’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xiii) the risk of downturns in the highly competitive electric vehicle industry, (xiv) the ability of Zapp to build the Zapp brand and consumers’ recognition, acceptance and adoption of the Zapp brand, (xv) the risk that Zapp may be unable to develop and manufacture electric vehicles of sufficient quality and on schedule and scale, that would appeal to a large customer base, (xvi) the risk that Zapp has a limited operating history, has not yet released a commercially available electric vehicle and does not have experience manufacturing or selling a commercial product at scale and (xvii) the risk that Zapp may not be able to effectively manage its growth, including its design, research, development and maintenance capabilities.

The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Pubco’s registration statement on Form F-4, CIIG II’s Annual Report on Form 10-K and other documents filed by Pubco, CIIG II or a successor thereto from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The forward-looking statements in this Form 8-K represent the views of Zapp, Pubco and CIIG II as of the date of this Form 8-K. Subsequent events and developments may cause that view to change. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this Form 8-K are qualified by these cautionary statements. Zapp, Pubco and CIIG II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Zapp, Pubco nor CIIG II gives any assurance that Zapp, Pubco or CIIG II will achieve its expectations. The inclusion of any statement in this Form 8-K does not constitute an admission by Zapp, Pubco or CIIG II or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This Form 8-K relates to the proposed Business Combination between CIIG II, Pubco and Zapp. This Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. In connection with the Business Combination, Pubco filed a registration statement on Form F-4 with the SEC (as may be amended from time to time, the “Registration Statement”) on December 16, 2022, which included a preliminary proxy statement of CIIG II and a preliminary prospectus of Pubco. The SEC declared the Registration Statement effective on March 17, 2023, and CIIG II has mailed a definitive proxy statement relating to the Business Combination to CIIG II’s stockholders. The Registration Statement, including the proxy statement/prospectus contained therein, contains important information about the Business Combination and the other matters to be voted upon at a meeting of CIIG II’s stockholders to be held to approve the Business Combination (and related matters). Pubco and CIIG II may also file other documents with the SEC regarding the Business Combination. Before making any voting decision, CIIG II stockholders and other interested persons are urged to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus, and other documents filed in connection with the Business Combination, as these materials will contain important information about Zapp, Pubco, CIIG II and the Business Combination.

Investors and security holders may obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CIIG II through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by CIIG II may be obtained free of charge from CIIG II’s website at https://ciigpartners.com or by written request to CIIG II at 40 West 57th Street, 29th Floor, New York, New York 10019.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

CIIG II, Pubco and Zapp and their respective directors and officers may be deemed to be participants in the solicitation of proxies from CIIG II’s stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of CIIG II’s stockholders in connection with the proposed transactions is set forth in the proxy statement/prospectus. You can find more information about CIIG II’s directors and executive officers in CIIG II’s Annual Report on Form 10-K, filed with the SEC on February 14, 2023, and in the proxy statement/prospectus. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Business Combination may be obtained by reading the proxy statement/prospectus regarding the proposed Business Combination. You may obtain free copies of these documents as described in the preceding section.

No Offer or Solicitation

This Form 8-K is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Pubco, Zapp, CIIG II or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom. The contents of this Form 8-K have not been reviewed by any regulatory authority in any jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

10.1	Form of Promissory Note, dated March 15, 2023.

99.1	Press Release, dated March 14, 2023.

99.2	Press Release, dated March 17, 2023.

99.3	Press Release, dated March 20, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2023

CIIG CAPITAL PARTNERS II, INC.

By:	/s/ Michael Minnick
Name:	Michael Minnick
Title:	Co-Chief Executive Officer